UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.             )

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First Financial Bancorp.

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Your Vote Counts! FIRST FINANCIAL BANCORP. 2021 Annual Meeting Vote by 11:59 p.m. May 24, 2021 for shares held directly and 11:59 p.m. May 20, 2021 for shares held in the FFBC 401k Plan. FIRST FINANCIAL BANCORP. 255 E. FIFTH STREET, 29TH FLOOR CINCINNATI, OH 45202 D44730-P51410 You invested in FIRST FINANCIAL BANCORP. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 25, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 11, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 25, 2021 10:00 a.m., Eastern Time Virtually at: www.virtualshareholdermeeting.com/ffbc21 Vote By Mail or Phone: You can vote by mail or phone by requesting a paper copy of the materials, which will include a proxy card. The proxy card will also provide instructions to vote the shares via phone. *Please check the meeting materials for any special requirements for meeting attendance. V1 For complete information and to vote, visit www.ProxyVote.com Control #

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items D44731-P51410 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. 1. Election of Directors Nominees: 01) William G. Barron04) Archie M. Brown07) Susan L. Knust10) Thomas M. O’Brien 02) Vincent A. Berta05) Claude E. Davis08) William J. Kramer11) Maribeth S. Rahe 03) Cynthia O. Booth06) Corinne R. Finnerty09) John T. Neighbours For 2. Ratification of Crowe LLP as the Company’s independent registered public accounting firm for 2021. For 3. Advisory (non-binding) vote on the compensation of the Company’s executive officers. For NOTE: The proxies are authorized to consider and act upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.